UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 19, 2014
Date of Report (Date of Earliest Event Reported)

COMM 2014-CCRE21 Mortgage Trust
(Exact name of issuing entity)

German American Capital Corporation
(Exact name of sponsor as specified in its charter)

Cantor Commercial Real Estate Lending, L.P.
(Exact name of sponsor as specified in its charter)

KeyBank National Association
(Exact name of sponsor as specified in its charter)

Natixis Real Estate Capital LLC
(Exact name of sponsor as specified in its charter)

UBS Real Estate Securities Inc.
(Exact name of sponsor as specified in its charter)

Pillar Funding LLC
(Exact name of sponsor as specified in its charter)
Deutsche Mortgage & Asset Receiving Corporation
(Exact name of registrant as specified in its charter)

Delaware	333-193376-14	04-3310019
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

60 Wall Street
New York, New York
(Address of principal executive offices)

 (212) 250-2500
Registrant’s telephone number, including area code

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On December 19, 2014, Deutsche Mortgage & Asset Receiving Corporation (the “Depositor”) caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of December 1, 2014 (the “Pooling and Servicing Agreement”), among the Depositor, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor, Wells Fargo Bank, National Association, as trustee, and Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, of COMM 2014-CCRE21 Mortgage Trust Commercial Mortgage Pass-Through Certificates (the “Certificates”).

The Certificates will consist of the following classes, designated as (i) the Class A-1, Class A-2, Class A-SB, Class A-3, Class X-A, Class A-M, Class B, Class PEZ and Class C Certificates (collectively, the “Public Certificates”) and (ii) the Class X-B, Class X-C, Class X-D, Class X-E, Class X-F, Class D, Class E, Class F, Class G, Class H, Class J, Class R and Class LR Certificates (collectively, the “Private Certificates”).

All of the Public Certificates, having an aggregate initial principal amount of $713,490,000, were sold to Deutsche Bank Securities Inc. (“DBSI”), Cantor Fitzgerald & Co. (“CF&Co.”), CastleOak Securities, L.P. (“CastleOak”), Natixis Securities Americas LLC (“Natixis”), KeyBanc Capital Markets Inc. (“KeyBanc”) and Guggenheim Securities, LLC (“Guggenheim” and, together with DBSI, CF&Co., CastleOak, Natixis and KeyBanc, the “Underwriters”), pursuant to an Underwriting Agreement, dated as of December 11, 2014 (the “Underwriting Agreement”), among the Depositor, the Underwriters and German American Capital Corporation (“GACC”). DBSI and CF&Co. are acting as co-lead bookrunning managers and co-lead managers. The Public Certificates were offered by the Underwriters for sale to the public, pursuant to the Depositor’s Base Prospectus, dated September 3, 2014, as supplemented by the Prospectus Supplement, dated December 12, 2014, in negotiated transactions or otherwise at varying prices determined at the time of sale. The price per class of Public Certificates is set forth on Schedule I to the Underwriting Agreement.

All of the Private Certificates, having an aggregate initial principal amount of $111,354,357, were sold to DBSI, CF&Co., KeyBanc and Wells Fargo Securities, LLC (together with DBSI, CF&Co and KeyBanc, the “Initial Purchasers”), pursuant to a Certificate Purchase Agreement, dated as of December 11, 2014, among the Depositor, the Initial Purchasers and GACC. The Private Certificates were sold in a private placement transaction exempt from registration under the Securities Act of 1933, as amended (the “Act”), pursuant to Section 4(2) of the Act.

The Certificates represent, in the aggregate, the entire beneficial ownership in COMM 2014-CCRE21 Mortgage Trust (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 59 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on 79 commercial, multifamily and manufactured housing community properties. The Mortgage Loans were acquired by the Depositor from (i) GACC, pursuant to a Mortgage Loan Purchase Agreement, dated and effective December 19, 2014 (the “GACC Mortgage Loan Purchase Agreement”), between the Depositor and GACC, (ii) Cantor Commercial Real Estate Lending, L.P. (“CCRE”), pursuant to a Mortgage Loan Purchase Agreement, dated and effective December 19, 2014 (the “CCRE Mortgage Loan Purchase Agreement”), between the Depositor and CCRE, (iii) KeyBank National Association (“KeyBank”), pursuant to a Mortgage Loan Purchase Agreement, dated and effective December 19, 2014 (the “KeyBank Mortgage Loan Purchase Agreement”), between the Depositor and KeyBank, (iv) Natixis Real

Estate Capital LLC (“NREC”), pursuant to a Mortgage Loan Purchase Agreement, dated and effective December 19, 2014 (the “NREC Mortgage Loan Purchase Agreement”), between the Depositor and NREC, (v) UBS Real Estate Securities Inc. (“UBSRES”), pursuant to a Mortgage Loan Purchase Agreement, dated and effective December 19, 2014 (the “UBSRES Mortgage Loan Purchase Agreement”), between the Depositor and UBSRES and (vi) Pillar Funding LLC (“Pillar”), pursuant to a Mortgage Loan Purchase Agreement, dated and effective December 19, 2014 (the “Pillar Mortgage Loan Purchase Agreement” and, together with the GACC Mortgage Loan Purchase Agreement, the CCRE Mortgage Loan Purchase Agreement, the KeyBank Mortgage Loan Purchase Agreement, the NREC Mortgage Loan Purchase Agreement and the UBSRES Mortgage Loan Purchase Agreement), between the Depositor and Pillar.

The net proceeds of the sale of the Certificates were applied to the purchase of the Mortgage Loans by the Depositor from GACC, CCRE, KeyBank, NREC, UBSRES and Pillar. The net proceeds to the Depositor of the offering of the Certificates, after deducting expenses payable by the Depositor in connection with the issuance and distribution of the Certificates of approximately $5,339,640.04, were approximately $842,464,597.46. Of the expenses paid by the Depositor, approximately $0 were paid directly to affiliates of the Depositor, approximately $110,000 in the form of fees were paid to the Underwriters and the Initial Purchasers, $0 were paid to or for the Underwriters and the Initial Purchasers, and approximately $5,229,640.04 were other expenses. All of the foregoing expense amounts are the Depositor’s reasonable estimates of such expenses. No underwriting discounts and commissions or finder’s fees were paid by the Depositor.

KeyBank National Association will act as primary servicer with respect to 7 of the Mortgage Loans pursuant to that certain Primary Servicing Agreement, dated as of December 1, 2014 (the “KeyBank Primary Servicing Agreement”), between KeyBank National Association and Midland Loan Services, a Division of PNC Bank, National Association.

The Mortgage Loan identified in the Prospectus as the Loews Miami Beach Hotel Mortgage Loan will be primary serviced and specially serviced pursuant to that certain Pooling and Servicing Agreement, dated as of September 1, 2014 (the “UBS5 Pooling and Servicing Agreement”), among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Situs Holdings, LLC, as operating advisor, Wilmington Trust, National Association, as trustee, and Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, entered into in connection with the COMM 2014-UBS5 Mortgage Trust.

Further information regarding such sales relating to the price per class of Public Certificates on Schedule I to the Underwriting Agreement.

Further information regarding such sales has been previously provided in the Prospectus Supplement, dated December 12, 2014, to the Prospectus, dated September 3, 2014. The related registration statement (file no. 333-193376) was originally declared effective on February 12, 2014.

The Underwriting Agreement, the Pooling and Servicing Agreement, the KeyBank Primary Servicing Agreement, the UBS5 Pooling and Servicing Agreement and the Mortgage Loan Purchase Agreements are attached as exhibits to this Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)           Exhibits

Exhibit 1
Underwriting Agreement, dated as of December 11, 2014, among Deutsche Mortgage & Asset Receiving Corporation, Deutsche Bank Securities Inc., Cantor Fitzgerald & Co., CastleOak Securities, L.P., Natixis Securities Americas LLC, KeyBanc Capital Markets Inc., Guggenheim Securities, LLC and German American Capital Corporation.

Exhibit 4
Pooling and Servicing Agreement, dated as of December 1, 2014, among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor, Wells Fargo Bank, National Association, as trustee, and Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian.

Exhibit 5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated December 19, 2014.

Exhibit 8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated December 19, 2014
(included as part of Exhibit 5).

Exhibit 23	Consent Opinion of Cadwalader, Wickersham & Taft LLP, dated December 19, 2014
(included as part of Exhibit 5).

Exhibit 99.1	Mortgage Loan Purchase Agreement, dated and effective December 19, 2014, between Deutsche Mortgage & Asset Receiving Corporation and German American Capital Corporation.

Exhibit 99.2	Mortgage Loan Purchase Agreement, dated and effective December 19, 2014, between Deutsche Mortgage & Asset Receiving Corporation and Cantor Commercial Real Estate Lending, L.P.

Exhibit 99.3	Mortgage Loan Purchase Agreement, dated and effective December 19, 2014, between Deutsche Mortgage & Asset Receiving Corporation and KeyBank National Association.

Exhibit 99.4	Mortgage Loan Purchase Agreement, dated and effective December 19, 2014, between Deutsche Mortgage & Asset Receiving Corporation and Natixis Real Estate Capital LLC.

Exhibit 99.5	Mortgage Loan Purchase Agreement, dated and effective December 19, 2014, between Deutsche Mortgage & Asset Receiving Corporation and UBS Real Estate Securities Inc.

Exhibit 99.6	Mortgage Loan Purchase Agreement, dated and effective December 19, 2014, between Deutsche Mortgage & Asset Receiving Corporation and Pillar Funding LLC.

Exhibit 99.7	Primary Servicing Agreement, dated as of December 1, 2014, between KeyBank National Association and Midland Loan Services, a Division of PNC Bank, National Association.

Exhibit 99.8	Pooling and Servicing Agreement, dated as of September 1, 2014, among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National

Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Situs Holdings, LLC, as operating advisor, Wilmington Trust, National Association, as trustee, and Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEUTSCHE MORTGAGE & ASSET RECEIVING CORPORATION
(Registrant)
Date: December 19, 2014
	By:	/s/ Helaine Kaplan
Name: Helaine Kaplan
Title: President

	By:	/s/ Natalie Grainger
Name: Natalie Grainger
Title: Vice President

INDEX TO EXHIBITS
Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
1
Underwriting Agreement, dated as of December 11, 2014, among Deutsche Mortgage & Asset Receiving Corporation, Deutsche Bank Securities Inc., Cantor Fitzgerald & Co., CastleOak Securities, L.P., Natixis Securities Americas LLC, KeyBanc Capital Markets Inc., Guggenheim Securities, LLC and German American Capital Corporation.

(E)
4
Pooling and Servicing Agreement, dated as of December 1, 2014, among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor, Wells Fargo Bank, National Association, as trustee, and Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian.

(E)
5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated December 19, 2014.	(E)
8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated December 19, 2014 (included as part of Exhibit 5).	(E)
23	Consent Opinion of Cadwalader, Wickersham & Taft LLP, dated December 19, 2014 (included as part of Exhibit 5).	(E)
99.1	Mortgage Loan Purchase Agreement, dated and effective December 19, 2014, between Deutsche Mortgage & Asset Receiving Corporation and German American Capital Corporation.	(E)
99.2	Mortgage Loan Purchase Agreement, dated and effective December 19, 2014, between Deutsche Mortgage & Asset Receiving Corporation and Cantor Commercial Real Estate Lending, L.P.	(E)
99.3	Mortgage Loan Purchase Agreement, dated and effective December 19, 2014, between Deutsche Mortgage & Asset Receiving Corporation and KeyBank National Association.	(E)
99.4	Mortgage Loan Purchase Agreement, dated and effective December 19, 2014, between Deutsche Mortgage & Asset Receiving Corporation and Natixis Real Estate Capital LLC.	(E)
99.5	Mortgage Loan Purchase Agreement, dated and effective December 19, 2014, between Deutsche Mortgage & Asset

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
Receiving Corporation and UBS Real Estate Securities Inc.

99.6	Mortgage Loan Purchase Agreement, dated and effective December 19, 2014, between Deutsche Mortgage & Asset Receiving Corporation and Pillar Funding LLC.
99.7	Primary Servicing Agreement, dated as of December 1, 2014, between KeyBank National Association and Midland Loan Services, a Division of PNC Bank, National Association.	(E)
99.8
Pooling and Servicing Agreement, dated as of September 1, 2014, among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Situs Holdings, LLC, as operating advisor, Wilmington Trust, National Association, as trustee, and Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian.
(E)